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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) -- October 27, 2005

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)


              OHIO                      000-23019                 31-1274091
(STATE OF OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
       OF INCORPORATION)               FILE NUMBER)             IDENTIFICATION
                                                                No.)

                441 VINE STREET, SUITE 1200, CINCINNATI, OH 45202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 381-5500

              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 27, 2005, Kendle International Inc. (the "Company") held a Webcast and conference call discussing the results of operations and financial condition for its third quarter, 2005, which were publicly disseminated by a press release on the morning of October 27, 2005 (the "Earnings Release") and subsequently furnished to the Securities and Exchange Commission (the "Commission") on a Current Report on Form 8-K. A transcript of the call is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

         In reviewing the Earnings Release during the conference call, the Company disclosed results of operations in accordance with generally accepted accounting principles ("GAAP") and also disclosed net income for the nine months ended September 30, 2005, adjusted for a gain on the partial early extinguishment of debt and the write-off of a deferred state tax benefit. Additionally, the Company disclosed results of operations and net income for the nine month period ended September 30, 2004 in accordance with GAAP and as adjusted for a gain on the partial early extinguishment of debt and a charge for severance and outplacement related to a workforce reduction program. The Company's management believes that disclosing the Company's financial results using these non-GAAP financial measures is useful to investors because these non-GAAP financial measures provide investors with a basis for comparing the Company's third quarter and year to date 2005 financial results to its financial results from prior periods. In addition, the Company's management believes that the use of net income adjusted for the items discussed above provides investors with information that is not otherwise available in, and could not be derived from, the Company's financial statements due to differences in tax effects between jurisdictions in which the charges were incurred. Finally, net income adjusted for the items discussed above is the basis upon which management reports to the Company's Board of Directors and represents the measure by which management believes is most used by analysts and investors following the Company.

         The information under this caption, "Item 2.02 -- Results of Operations and Financial Condition", including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. This transcript is being furnished by the Company because the Webcast and conference call took place prior to the time the Earnings Release was furnished to the Commission on a Current Report on Form 8-K.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit No.        Description
         -----------        ---------------------------------------------------
         99.1               Transcript of a Conference Call Hosted by Kendle
                            International Inc. on October 27, 2005




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Kendle International Inc.


Date:  October 27, 2005                        /s/ Karl Brenkert III
                                               ------------------------------
                                               Karl Brenkert III
                                               Senior Vice President -
                                               Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        ---------------------------------------------------------
99.1                  Transcript of a Conference Call Hosted by Kendle
                      International Inc. on October 27, 2005.